EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NUMBER NINE TO GOOGLE SERVICES AGREEMENT

This Amendment Number Nine to Google Services Agreement (“Amendment”), effective as of April 1, 2017 (“Amendment Nine Effective Date”), is between Google Inc. (“Google”) and Synacor, Inc. (“Company”) and amends the Google Services Agreement that has an effective date of March 1, 2011 (as amended, the “Agreement”).  Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement.  The parties agree as follows:

1.Image Search.  The following box entitled “Image Search Service” is added to the cover pages of the Agreement under “Search Services”:

☒ IMAGE SEARCH SERVICE (“IS”)	Search Fees
[*]	[*]

2.Image Search.  The following amendments are made to the agreement as indicated:

(a)	The following is added to the agreement as new Section 3.1(k):

“(k)  serve or display advertisements on or in connection with, or otherwise monetize, Results Pages that have Search Results from IS, except as set forth in Section 2.6(b);”

(b)	The following is added to the end of Section 14.1:

“or (d) arising from Company’s use of IS.”

3.[*] Search.  The following is added to the agreement as new Section 2.6:

“2.6. [*] Co-Branded Site.

(a)  [*]

(b)  Image Search.  [*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]

4.General.  The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument.  Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

GOOGLE		COMPANY
By:	/s/ Philipp Schindler	By:	/s/ William J. Stuart
Name:	Philipp Schindler	Name:	William J. Stuart
Title:	Authorized Signatory	Title:	Chief Financial Officer
Date:	May 12, 2017	Date:	May 12, 2017

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.